                                                                   EXHIBIT 10.13

Confidential treatment has been requested for portions of this Exhibit. An unredacted copy of this Exhibit is on file with the Securities and Exchange Commission.

THIS Agreement is made as of the 28th day of February, 1996, by and between Harris Corporation, Semiconductor Sector, P.O. Box 883, Melbourne, Florida 32902-0883 ("Harris") and Pericom Semiconductor Corporation, 2380 Bering Drive, San Jose, California 95131, ("Pericom").

Whereas Harris designs, manufactures, assembles, tests and sells digital integrated circuits; and

Whereas Pericom has a product line family of FCT and LPT devices which Pericom desires to sell worldwide; and

Whereas Harris has a worldwide sales and marketing distribution system including direct salesman, sales representatives, field application support and authorized distributors; and

Whereas Pericom is desirous of selling product through Harris worldwide distribution system;

Now therefore for and in consideration of the mutual promises set forth below the parties agree as follows:

1.   SCOPE OF AGREEMENT
     ------------------

Harris shall purchase from Pericom FCT and LPT products both reference as ("Products") set forth in Exhibit A hereto for resale by Harris through Harris worldwide distribution system.

Harris shall have the right, to sell LPT Products directly to original equipment manufactures ("OEM") through its direct salesman or sales representatives and to authorized distributors of Harris products.

Harris shall have the right, to sell FCT Products directly to original equipment manufactures ("OEM") through its direct salesman or sales representatives and to authorized distributors of Harris products.

The single exclusion/restriction to Harris' right to sell Product is the restriction of Harris' and Pericom's mutual sales representative, Nova Marketing, from making direct sales of the Exhibit A Products, on the behalf of Harris, in the State of Texas.

Harris and Pericom shall discuss and upon mutual agreement, Harris have the right to market and sell new Products. It is anticipated that Exhibit A will be modified from time to time to include existing and new Products.

1.1. MUTUAL EXTENSIONS
     Harris and Pericom shall discuss and upon mutual agreement, Pericom Technology, a Pericom affiliate, have the right to represent and distribute selected Harris Semiconductor products in Peoples Republic of China (PRC) under a separate distributor agreement to be defined.

1


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

     Harris and Pericom shall discuss and upon mutual agreement, Pericom shall have the right, without exclusions or restrictions, to sell selected Harris Semiconductor products directly to original equipment manufactures ("OEM") through Pericom direct salesman or sales representatives and to authorized distributors.

2.   PRICE AND PRICE ADJUSTMENT
     --------------------------
     Pericom and Harris will mutually agree upon a price to Harris for each Product purchased by Harris on a case by case basis prior to the issuance of a purchase order. As each price is agreed, it will be added to Exhibit
     A. The price list (Exhibit A) will be reviewed and amended on a quarterly basis. In the event Pericom lowers its price to distributors, Pericom shall adjust Harris' price on all outstanding backlog beyond thirty (30) days. In no event will the price of a Product be increased to Harris within 1 year of its price agreement.

2.1  BACKLOG PRICE ADJUSTMENT
     Price reductions resulting from the quarterly reviews - All Harris orders to Pericom with a Harris delivery request date greater than 30 days will be written down to the price negotiated.

     Price increases resulting from the quarterly reviews - All uncommitted Harris orders with a Harris delivery request date greater than 30 days will be written up to the price negotiated.

2.2  QUARTERLY REVIEWS
     Quarterly reviews shall be held around the twelfth week of the quarter.

3.   PURCHASE ORDER
     --------------
     Harris shall place all orders for Pericom Products directly with Pericom on Harris purchase orders. Such purchase orders will identify a Harris product distribution center ("PDC") for delivery of the Products. Provided each purchase order correctly identifies the quantity, price and delivery date, Pericom shall accept the purchase order. Lead times shall be [*]. The minimum order size for each product shall be [*] units. Harris shall place a minimum [*] in orders for Product, [*] after Agreement signing, for Product to be delivered within [*] of issuance of purchase order to Pericom. The guaranteed order quantity thereafter shall be a minimum order quantity of [*] units per quarter for the next
     [*]. Total minimum order quantity, including the initial [*] units, is [*] units.


3.1  GUARANTEE OF SUPPLY
     During the first [*] of the Agreement, Pericom guarantees to deliver, at Harris' sole option, up to [*] times the quantity ordered in the previous quarter. Thereafter, Pericom guarantees to deliver, at Harris' sole option, up to [*] times the quantity ordered in the previous quarter.

3.2 In recognition of Pericom's Guarantee of Supply (3.1), Harris shall provide to Pericom, on a monthly basis, an annual rolling forecast, the first three months of which are to be considered [*] firm.

2

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.   PAYMENT
     -------
     Harris shall pay for all purchases within thirty (30) days after the date of invoice. Harris payment shall be made without regard to prior inspection of the Products, but Harris right of inspection pursuant to the agreement shall not be impaired thereby.

5.   BRANDING
     --------
     Pericom shall brand all the Products sold to Harris for resale with Harris's logo and other service markings all in accordance with Harris branding specifications. Pericom shall not deliver any Products marked Harris with Harris logo, service mark or trademark to any third party without Harris' prior written consent.

6.   CANCELLATION OF ORDER
     ---------------------
     Harris may cancel the unshipped portion of any order without liability to Pericom in accordance with the following schedule:

     a. [*] of the unshipped balance upon written notice received by Pericom up to [*] before scheduled shipping date.

     b. [*] of the unshipped balance upon written notice received by Pericom [*] before scheduled shipping date.

7.   DELIVERY, TITLE, AND RISK
     -------------------------
     All purchases shall be F.O.B. Origin, freight collect pre-paid on a Harris designated freight carrier. At the end of each three month period, Harris may, at Harris' sole option, purchase up to 3% of Pericom's overbuild quantity, or pay Pericom a reasonable re-stocking charge for up to 3% of the overbuild quantity. Harris may provide shipment releases identify interim delivery dates for partial shipments for orders in excess of [*] units. Partial shipments shall be individually invoiced. Shipments shall be in full tubes full tape and reels.

     Pericom shall deliver Product to Harris in Harris designated shipping material.

8.   INSPECTION
     ----------
     Harris shall have the right but not the obligation to inspect or test all Products purchased hereunder. Harris failure to inspect or test shall not affect Pericom warranty of the Product or Harris' right to replacement of the parts or credit in the event of a Pericom's failure to conform to the warranty.

9.   WARRANTY
     --------
     a. Pericom warrants that its Products at the time of shipment by Pericom are free from defects in material and workmanship and possess the electrical characteristics as set forth herein, and will perform in accordance with the applicable data sheet when operated within the temperature and all other operating condition limitations set forth therein.

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TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     b. The foregoing shall apply only to failures to meet said warranties which appear and are reported to Pericom within eighteen (18) months from the date of shipment.

     c. The liability of Pericom hereunder is solely and exclusively limited to replacement, repair or credit at the purchase price at Pericom's option for any Product which is returned by Harris during the applicable warranty period.

     d. The foregoing warranties extend to Harris only, and not to customers or to users of Harris products. Harris will warrant the sale of products to Harris' customers. Nothing herein shall be interpreted to exclude Harris from returning to Pericom any Products returned to Harris from Harris' customers during the warranty period.

     e. EXCEPT FOR THE WARRANTY OF TITLE, PERICOM MAKES NO OTHER WARRANTIES EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.  FAILURE ANALYSIS
     ----------------
     Harris may return, to Pericom, at Pericom's expense, any Product which fails on use by Harris' customers. Pericom shall perform analysis of the reason for failure, and provide corrective action taken by Pericom to prevent future failures. Pericom agrees to complete its analysis within 15 working days. Pericom agrees that Harris may share the written failure analysis report with Harris' customer after consultation with Pericom.

11.  TRAINING
     --------
     Pericom shall provide Harris up to [*] hours of free application training. If training is scheduled at a site other than Pericom's facilities, Pericom shall be reimbursed for travel expenses. All additional training by Pericom will be billed to Harris at [*] /Pericom person plus travel expenses if applicable. Harris is not limited in the number of engineers who can attend the training sessions.

12   TECHNICAL DATA FOR CUSTOMER SUPPORT
     -----------------------------------
     Pericom shall provide Harris with characterization data and theory of operation data to permit Harris to support its customer's use of Products. Pericom shall provide Harris an individual support person, who shall be Harris' contact person during normal business hours pacific time to provide assistance to Harris in support of Harris customers. This material will be deemed confidential information and held under the provisions of Paragraph
     14. Schematic drawings, mask layout, and bonding layout of Product shall be provided by mutual agreement on an as needed basis.

13.  ESTABLISHMENT OF FOUNDRY PLAN
     -----------------------------
     In the event Pericom, for whatever reason, decides to discontinue the general offering of a Product, Pericom will provide Harris with Pericom's reasonable order rate to continue supply of Product to Harris. In the further event that Pericom and Harris cannot reach agreement on a reasonable order rate, Pericom shall give Harris [*] notice with a last time buy option in accordance with clause 18e. Term and Termination.
                                                         --------------------

4


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TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

14.  CONFIDENTIAL INFORMATION
     ------------------------
     Confidential information shall be exchanged in accordance with the Pericom/Harris Confidential Disclosure Agreement (CDA) dated 11 October, 1995. The term of the CDA, however, is by this Agreement, extended to the life of this Agreement.

15.  LICENSE AGREEMENT
     -----------------
     Pericom hereby grants Harris a nonexclusive, nontransferable, worldwide license, without right to sublicense, to sell Products to any third party through Harris' worldwide sales and distribution organization.

16.  PATENT INDEMNITY
     ----------------
     Subject to the following provisions Pericom shall defend any suit or proceeding brought against Harris, or Harris' customer insofar as such suit or proceeding is based on a claim that Products manufactured and supplied by Pericom to Harris or Harris customer constitutes direct infringement of any duly issued United States patent and Pericom shall pay all damages and costs finally awarded therein against Harris or Harris' customer, provided that Pericom (1) is promptly informed and furnished a copy of each communication or notice with such suit or proceeding and the alleged infringement, and (2) is given authority, information and assistance (at Pericom' expense) necessary to defend or settle such suit or proceeding. Pericom shall not be obligated to defend or be liable for cost or damages for any infringement arising out of (i) compliance with Harris specifications (ii) any additions or modifications or the Product by Harris; (iii) use of the Products in combinations with other goods or with each other after delivery by Pericom; or (iv) use of Products in a patented process. Pericom shall not be obligated to defend or be liable for cost or damages for any suit claiming that the Products infringe a patent in which Harris, or any subsidiary of affiliate thereof, has a direct or indirect ownership interest in such patent.

     b. If any Products manufactured and supplied by Pericom to Harris are held to infringe a United States patent and Harris is enjoined from using or selling such Products, Pericom at its option and expense will either (i) procure for Harris the right to continue using or selling such Products free of any liability for patent infringement, or (ii) replace such Products with non-infringing but otherwise conforming products, or (iii) refund the purchase price for any such Products returned by Harris to Pericom.

     c. If a claim of alleged infringement is made prior to completion of delivery by Pericom under this contract, Pericom may decline to make further shipment without being in breach of this contract, and provided Pericom has not been enjoined from selling such Products to Harris, Pericom agrees to supply same to Harris at Harris option whereupon Harris shall defend and indemnify Pericom (on the same basis as would otherwise have been required of Pericom to Harris hereunder) for any continuing infringement arising therefrom subsequent to Harris' exercise of such option.

     d. If any suit or proceeding is brought against Pericom based on a claim that Products manufactured and/or supplied hereunder by Pericom constitute direct infringement of any duly issued United States patent, and such claim arises from any of the reasons in Paragraph a.(i) through a.(iv) above then
     Harris shall defend and indemnify Pericom on the same basis as would otherwise have been required of Pericom to Harris hereunder.

     e. THE FOREGOING INDEMNITY EXTENDS TO HARRIS AND ITS CUSTOMERS AND STATES THE SOLE AND EXCLUSIVE LIABILITY AND REMEDY OF THE PARTIES HERETO FOR PATENT INFRINGEMENT, AND IS IN LIEU OF ALL WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, IN REGARD THERETO.

17.  LIMITATION OF HARRIS' REMEDIES AND DAMAGES
     ------------------------------------------
     a. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, OR TO ANY PARTY, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE OR OTHERWISE), FAILURE OF A REMEDY TO ACCOMPLISH ITS PURPOSE OR OTHERWISE, FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, DAMAGE TO ASSOCIATED EQUIPMENT, DOWNTIME OF PLANT OR EQUIPMENT, COST OF SUBSTITUTE EQUIPMENT OR PRODUCTS OR CLAIMS OF HARRIS' CUSTOMERS FOR SUCH DAMAGES.

     b. The liability of either party on any claim of any kind, whether based upon breach of contract, warranty, tort (including negligence or otherwise), for any loss or damage arising out of, or resulting from this agreement, or from its performance or breach, or from any product furnished hereunder, shall in no event exceed ten times the price of the Product which gives rise to the claim. Except as to title, all such liability shall terminate upon the expiration of the applicable warranty periods set forth in Paragraph 9 above.

18.  TERM AND TERMINATION
     --------------------

 a.  TERM
     This agreement shall continue in effect for [*] from the effective date hereof.

 b.  TERMINATION ON DEFAULT
     If either party shall at any time default in the payment of moneys due in accordance with this Agreement or in fulfilling any of the other obligations or conditions hereof, prior to terminating this Agreement, the other party may give notice of such default specifying the reasons thereof. If such default is not cured by the noticed party within sixty (60) days after service of such notice, the other party shall then have the right in its own discretion to terminate this Agreement by giving notice of termination. This Agreement shall terminate on the thirtieth (30th) day after such notice of termination is given. The noticed party shall have the right to cure any such default up to but not after giving such notice of termination.

6

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TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

 c.  TERMINATION ON INSOLVENCY
     This agreement shall terminate forthwith in the event of:

     (i)   The adjudication of either party to be bankrupt or insolvent;

     (ii)  the filing by either party of a petition in bankruptcy or insolvency

     (iii) The filing by either party of a petition or answer seeking reorganization or readjustment under any law relating to insolvency or bankruptcy;

     (iv) The appointment of a receiver with respect to all or substantially all of the property of either party;

     (v) Any assignment by either party of its assets for the benefit of creditors;

     (vi) The institution by either party of any proceedings for liquidation or the winding up of its business other than for purposes or reorganization, consolidation or merger.

 d.  TERMINATION WITHOUT CAUSE
     Either party may terminate this Agreement without cause and without liability to the other party by giving the other party not less than [*] written notice.

 e.  EFFECTS OF TERMINATION WITHOUT CAUSE
     Upon completion of the [*] termination notice period, Pericom's obligation to accept new orders and Harris right to place new orders on Pericom shall cease. Notwithstanding the written notice of termination, Pericom shall provide Harris the irrevocable right to place life-of-type orders during the [*] termination notice period and shall deliver, in accordance with the terms of the purchase order, any Product ordered by Harris prior to termination. Each party shall return, upon request, the other party's confidential information.

19.  MISCELLANEOUS
     -------------

 a.  USE OF DATA SHEETS
     Pericom hereby grants Harris the right to copy Pericom's Product data sheets; and further grants Harris the right for Harris to mark the data sheets with Harris logo.

 b.  GOVERNING LAW
     This agreement shall be governed by and construed, and any claim or controversy arising with respect thereto shall be determined in accordance with the laws of New York.

 c.  INVALID
     Should any part or provision of this agreement be held unenforceable or prohibited in any jurisdiction, the validity of the remaining parts or provisions shall not be affected by such holding.

7


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TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

 d.  EXPORT LICENSES
     The parties agree, with respect to any disclosure or other disposition of Confidential Information, and with respect to the Licensed Product, to comply with all the export rules, and regulations of the United States of America as amended from time to time. This provision shall survive the expiration or termination of this Agreement.

 f.  NO PARTNERSHIP
     Nothing herein shall be construed as forming a partnership or joint venture between the parties. Neither party shall so represent or commit the other in any way, neither party's employees shall be considered employees of the other.

 g.  NOTICES
     All notices required or permitted to be given by ether party shall be in writing and shall be deemed as given when received and shall be addressed as follows, and dispatched by airmail letter, telex or facsimile:

      To Pericom    Pericom Semiconductor Corporation
      ----------
                    2380 Bering Drive
                    San Jose, California 95131, USA
                    Attention:  Van Lewing
                    Facsimile:  (408) 321-0933


      To Harris     Harris Semiconductor Sector, Inc.
      ---------
                    P.O. Box 883
                    Melbourne, Florida 32901, USA
                    Attention:  Jim Poe
                    Facsimile:  (407) 729-4563

     Either party may give written notice of a change of address to the other party.

 h.  FORCE MAJEURE
     Neither party shall be liable in damages for any delay or default in the performance of all or ANY of this Agreement, if such delay or default is caused by conditions beyond its control, including but not limited to: acts of the elements, fires, explosion, floods, or other casualties, government orders or restrictions, and inability to obtain government import or export licenses, or any other necessary governmental approvals.

 i.  PUBLIC ANNOUNCEMENTS
     Neither party shall use the other party's name in any public announcement, or press release, without the other party's express written approval. In addition, unless mutually agreed in writing, neither party shall use the term "Buy/Resale" or any term, or writing, relating to a buy/resale agreement in any public announcement concerning the Agreement.

 j.  SURVIVABILITY
     Unless otherwise provided elsewhere in this Agreement Paragraphs 4, 9, 14, 16, 17, 18, and 19(d) shall survive expiration or termination of this Agreement and remain in full force.

20.  RIGHT OF FIRST REFUSAL
     ----------------------
     In the event Pericom reaches a decision to sell or otherwise dispose of, or discontinue, all or part of the company's technology incorporated in one or more Products, Pericom shall first offer Harris the opportunity to purchase or license such technology on mutually agreeable terms. Harris shall respond to Pericom's offer within 30 days.

21.  PRIOR AGREEMENTS
     ----------------
     The terms and conditions herein contained constitute the entire Agreement between the parties and shall supersede all previous communications, either oral or written, between the parties with respect to the subject matter hereof, and no agreement or understanding, varying, modifying or extending the same, nor any subsequent course of dealing or conduct of the parties, shall be binding upon either party unless in writing and signed by a duly authorized officer or representative of each party.



IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by the authorized representatives.

Harris Semiconductor Sector, Inc.             Pericom Semiconductor Corporation

By:  /s/ Jim Poe                              By:/s/ Van Lewing
    ----------------------------------------     -------------------------------

Title: Sr. Manager, Contracts Administration  Title: Dir Marketing
       -------------------------------------        ----------------------------

Date: 2/27/96                                 Date: 2/28/96
     ---------------------------------------      ------------------------------

                             HARRIS APPENDIX A11-1

    FAMILY           HARRIS DEVICE        DEVICE               PKG       SPEED  New Price                TAPE & REEL MIN
    ------           -------------        ------               ---       ------ --- -----                ---------------
5V/ FCT/16 PIN        CD74FCTl38TM/TQM      PI74FCT138TS/Q     S/Q       -      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT138ATM/ATQM    PI74FCT138ATS/Q              A      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT138CTM/CTQM    PI74FCTl38CTS/Q              C      [*]                                S0IC=lK, QSOP=3K

                      CD74FCT138TNM         PI74FCT138TW       W         -      [*]                                        W=3K
                      CD74FCT138ATNM        PI74FCT138ATW                A      [*]                                        W=3K
                      CD74FCT138CTNM        PI74FCT138CTW                C      [*]                                        W=3K

                      CD74FCT139TM/TQM      PI74FCT139TS/Q     S/Q       -      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT139ATM/ATQM    PI74FCT139ATS/Q              A      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT139CTM/CTQM    PI74FCT139CTS/Q              C      [*]                                S0IC=lK, QSOP=3K

                      CD74FCT139TNM         PI74FCT139TW       W         -      [*]                                        W=3K
                      CD74FCT139ATNM        PI74FCT139ATW                A      [*]                                        W=3K
                      CD74FCTl39CTNM        PI74FCT139CTW                C      [*]                                        W=3K

                      CD74FCTl5lTM/TQM      PI74FCT151TS/Q     S/Q       -      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT151ATM/ATQM    PI74FCT151ATS/Q              A      [*]      FCT151ATS only            S0IC=lK, QSOP=3K
                      CD74FCT15lCTM/CTQM    PI74FCTl5lCTS/Q              C      [*]                                S0IC=lK, QSOP=3K

                      CD74FCT151TNM         PI74FCT151TW       W         -      [*]                                        W=3K
                      CD74FCT151ATNM        PI74FCT151ATW                A      [*]                                        W=3K
                      CD74FCT151CTNM        PI74FCT151CTW                C      [*]                                        W=3K

                      CD74FCT153TM/TQM      PI74FCT153TS/Q     S/Q       -      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT153ATM/ATQM    PI74FCT153ATS/Q              A      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT153CTM/CTQM    PI74FCT153CTS/Q              C      [*]                                S0IC=lK, QSOP=3K

                      CD74FCT153TNM         PI74FCT153TW       W         -      [*]                                        W=3K
                      CD74FCTl53ATNM        PI74FCT153ATW                A      [*]                                        W=3K
                      CD74FCT153CTNM        PI74FCT153CTW                C      [*]                                        W=3K

                      CD74FCT157TM/TQM      PI74FCT157TS/Q     S/Q       -      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT157ATM/ATQM    PI74FCT157ATS/Q              A      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT157CTM/CTQM    PI74FCT157CTS/Q              C      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT157DTM/DTQM    PI74FCTl57DTS/Q              D      [*]                                S0IC=lK, QSOP=3K

                      CD74FCT157TNM         PI74FCT157TW       W         -      [*]                                        W=3K
                      CD74FCT157ATNM        PI74FCT157ATW*               A      [*]      FCT157ATW only                    W=3K
                      CD74FCT157CTNM        PI74FCT157CTW                C      [*]                                        W=3K
                      CD74FCT157DTNM        PI74FCT157DTW                D      [*]

                      CD74FCT238TM/TQM      PI74FCT238TS/Q     S/Q       -      [*]                                S0IC=1K, QSOP=3K
                      CD74FCT238ATM/ATQM    PI74FCT238ATS/Q              A      [*]                                S0IC=1K, QSOP=3K
                      CD74FCT238CTM/CTQM    PI74FCT238CTS/Q              C      [*]                                S0IC=1K, QSOP=3K

                      CD74FCT238TNM         PI74FCT238TW       W         -      [*]                                        W=3K
                      CD74FCT238ATNM        PI74FCT238ATW                A      [*]                                        W=3K
                      CD74FCT238CTNM        PI74FCT238CTW                C      [*]                                        W=3K

                      CD74FCT239TM/TQM      PI74FCT239TS/Q     S/Q       -      [*]                                S0IC=1K, QSOP=3K
                      CD74FCT239ATM/ATQM    PI74FCT239ATS/Q              A      [*]                                S0IC=1K, QSOP=3K
                      CD74FCT239CTM/CTQM    PI74FCT239CTS/Q              C      [*]                                S0IC=1K, QSOP=3K

                      CD74FCT239TNM         PI74FCT239TW       W         -      [*]                                        W=3K
                      CD74FCT239ATNM        PI74FCT239ATW                A      [*]                                        W=3K
                      CD74FCT239CTNM        PI74FCT239CTW                C      [*]                                        W=3K

                      CD74FCT251TM/TQNI     PI74FCT251TS/Q     S/Q       -      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT251ATM/ATQM    PI74FCT251ATS/Q              A      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT251CTM/CTQM    PI74FCT251CTS/Q              C      [*]                                S0IC=lK, QSOP=3K

                      CD74FCT251TNM         PI74FCT251TW       W         -      [*]                                        W=3K
                      CD74FCT251ATNM        PI74FCT251ATW                A      [*]                                        W=3K
                      CD74FCT251CTNM        PI74FCT251CTW                C      [*]                                        W=3K

5V/ FCT/16 PIN        CD74FCT253TM/TQM      PI74FCT253TS/Q     S/Q       -      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT253ATM/ATQM    PI74FCT253ATS/Q              A      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT253CTM/CTQM    PI74FCT253CTS/Q              C      [*]                                S0IC=lK, QSOP=3K

                      CD74FCT253TNM         PI74FCT253TW       W         -      [*]                                        W=3K
                      CD74FCT253ATNM        PI74FCT253ATW                A      [*]                                        W=3K
                      CD74FCT253CTNM        PI74FCT253CTW                C      [*]                                        W=3K

                      CD74FCT257TM/TQM      PI74FCT257TS/Q     S/Q       -      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT257ATM/ATQM    PI74FCT257ATS/Q              A      [*]                                S0IC=lK, QSOP=3K
                      CD74FCT257CTM/CTQM    PI74FCT257CTS/Q              C      [*]                                S0IC=lK, QSOP=3K

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX A11-1

FAMILY             HARRIS DEVICE        DEVICE           PKG      SPEED  NEW Price           TAPE & REEL MIN
- ------             -------------        ------           ---      -----  ---------           ---------------
                   CD74FCT257TNM        PI74FCT257TW     W        -      [*]                               W=3K
                   CD74FCT257ATNM       PI74FCT257ATW             A      [*]                               W=3K
                   CD74FCT257CTNM       PI74FCT257CTW             C      [*]                               W=3K

                   CD74FCT399TM/TQM     PI74FCT399TS/Q   S/Q      -      [*]        INCREASE           S0IC=1K, QSOP=3K
                   CD74FCT399ATM/ATQM   PI74FCT399ATS/Q           A      [*]        INCREASE           S0IC=1K, QSOP=3K
                   CD74FCT399CTM/CTQM   PI74FCT399TCS/Q           C      [*]        INCREASE           S0IC=1K, QSOP=3K

                   CD74FCT399TNM        PI74FCT399TW     W        -      [*]        INCREASE               W=3K
                   CD74FCT399ATNM       PI74FCT399ATW             A      [*]        INCREASE               W=8K
                   CD74FCT399CTNM       PI74FCT399CTW             C      [*]        INCREASE               W=3K

SV/ FCT/20PIN      CD74FCT240TM/TQM     PI74FCT240TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT240ATM/ATQM   PI74FCT240ATS/Q           A      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT240CTM/CTQM   PI74FCT240CTS/Q           C      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT240DTM/DTQM   PI74FCT240DTS/Q           D      [*]                           S0IC=1K, QSOP=3K

                   CD74FCT241TM/TQM     PI74FCT241TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT241ATM/ATQM   PI74FCT241ATS/Q           A      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT241CTM/CTQM   PI74FCT241CTS/Q           C      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT241DTM/DTQM   PI74FCT241DTS/Q           D      [*]                           S0IC=1K, QSOP=3K

                   CD74FCT244TM/TQM     PI74FCT244TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT244ATM/ATQM   PI74FCT244ATS/Q*          A      [*]        FCT244ATQ only     S0IC=1K, QSOP=3K
                   CD74FCT244CTM/CTQM   PI74FCT244CTS/Q           C      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT244DTNM/DTQM  PI74FCT244DTS/Q           D      [*]                           S0IC=1K, QSOP=3K

                   CD74FCT245TM/TQM     PI74FCT245TS/Q*  S/Q      -      [*]        FCT245TS only      S0IC=1K, QSOP=3K
                   CD74FCT245ATM/ATQM   PI74FCT245ATS/Q*          A      [*]        FCT245ATQ only     S0IC=1K, QSOP=3K
                   CD74FCT245CTM/CTQM   PI74FCT245CTS/Q           C      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT245DTM/DTQM   PI74FCT245DTS/Q           D      [*]                           S0IC=1K, QSOP=3K

                   CD74FCT273TM/TQM     PI74FCT273TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT273ATM/ATQM   PI74FCT273ATS/Q*          A      [*]        FCT273ATQ only     S0IC=1K, QSOP=3K
                   CD74FCT273CTM/CTQM   PI74FCT273CTS/Q           C      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT273DTM/DTQM   PI74FCT273DTS/Q           D      [*]                           S0IC=1K, QSOP=3K

                   CD74FCT373TM/TQM     PI74FCT373TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT373ATM/ATQM   PI74FCT373ATS/Q           A      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT373CTM/CTQM   PI74FCT373CTS/Q           C      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT373DTM/DTQM   PI74FCT373DTS/Q           D      [*]                           S0IC=1K, QSOP=3K

                   CD74FCT374TM/TQM     PI74FCT374TS/Q*  S/Q      -      [*]        FCT374TS only      S0IC=1K, QSOP=3K
                   CD74FCT374ATM/ATQM   PI74FCT374ATS/Q           A      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT374CTM/CTQM   PI74FCT374CTS/Q           C      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT374DTM/DTQM   PI74FCT374DTS/Q           D      [*]                           S0IC=1K, QSOP=8K

                   CD74FCT377TM/TQM     PI74FCT377TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT377ATM/ATQM   PI74FCT377ATS/Q           A      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT377CTM/CTQM   PI74FCT377CTS/Q           C      [*]        INCREASE           S0IC=1K, QSOP=3K
                   CD74FCT377DTM/DTQM   PI74FCT377DTS/Q           D      [*]        INCREASE           S0IC=1K, QSOP=3K

                   CD74FCT521TM/TQM     PI74FCT521TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT521ATM/ATQM   PI74FCT521ATS/Q           A      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT521BTM/BTQM   PI74FCT521BTS/Q           B      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT521CTM/CTQM   PI74FCT521CTS/Q           C      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT521DTM/DTQM   PI74FCT521DTS/Q           D      [*]

                   CD74FCT533TM/TQM     PI74FCT533TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT533ATM/ATQM   PI74FCT533ATS/Q           A      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT533CTM/CTQM   PI74FCT533CTS/Q           C      [*]        INCREASE           S0IC=1K, QSOP=3K

                   CD74FCT534TM/TQM     PI74FCT534TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT534ATM/ATQM   PI74FCT534ATS/Q           A      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT534CTM/CTQM   PI74FCT534CTS/Q           C      [*]        INCREASE           S0IC=1K, QSOP=3K
                   CD74FCT534DTM/DTQM   PI74FCT534DTS/Q           D      [*]        NEW                S0IC=1K, QSOP=3K

 SV/ FCT/20 PIN    CD74FCT540TM/TQM     PI74FCT540TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT540ATM/ATQM   PI74FCT540ATS/Q           A      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT540CTM/CTQM   PI74FCT540CTS/Q           C      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT540DTM/DTQM   PI74FCT540DTS/Q           D      [*]                           S0IC=1K, QSOP=3K

                   CD74FCT541TM/TQM     PI74FCT541TS/Q   S/Q      -      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT541ATM/ATQM   PI74FCT541ATS/Q           A      [*]                           S0IC=1K, QSOP=3K
                   CD74FCT541CTM/CTQM   PI74FCT541CTS/Q           C      [*]                           S0IC=1K, QSOP=3K

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX A11-1

FAMILY             HARRIS DEVICE         DEVICE         PKG      SPEED  New Price                    TAPE & REEL MIN
- ------             -------------         ------         ---      -----  ---------                    ---------------
                 CD74FCTS4IDTM/DTQM  PI74FCTM/DTS/Q              D      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT573TM/TQM    PI74FCT573TS/Q     S/Q      -      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT573ATM/ATQM  PI74FCT573ATS/Q*            A      [*]           FCT573ATQ only          S0IC=1K, QSOP=3K
                 CD74FCT573CTM/CTQM  PI74FCT573CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT573DTM/DTQM  PI74FCT573DTS/Q             D      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT574TM/TQM    PI74FCT574T5/Q     S/Q      -      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT574ATM/ATQM  PI74FCT574ATS/Q             A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT574CTM/CTQM  PI74FCT574CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT574DTM/DTQM  PI74FCT574DTS/Q             D      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT623TM/TQM    PI74FCT623TS/Q     S/Q      -      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT623ATM/ATQM  PI74FCT623ATS/Q             A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT623CTM/CTQM  PI74FCT623CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT623DTM/DTQM  PI74FCT623DTS/Q             D      [*]                                   S0IC=1K  QSOP=3K

                 CD74FCT640TM/TQM    PI74FCT640TS/Q     S/Q      -      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT640ATM/ATQM  PI74FCT640ATS/Q             A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT640CTM/CTQM  PI74FCT640CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT640DTM/DTQM  PI74FCT640DTS/Q             D      [*]                                   S0IC=1K, QSOP=3K

5V/ FCT/24 PIN   CD74FCT543TM/TQM    PI74FCT543TS/Q     S/Q      -      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT543ATM/ATQM  PI74FCT543ATS/Q             A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT543CTM/CTQM  PI74FCT543CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT543DTM/DTQM  PI74FCT543DTS/Q             D      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT544TM/TQ     PI74FCT544TS/Q     S/Q      -      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT544ATM/ATQM  PI74FCTS44ATS/Q             A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT544CTM/CTQM  PI74FCT544CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT646TM/TQM    PI74FCT646TS/Q     S/Q      -      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT646ATM/ATQM  PI74FCT646ATS/Q             A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT646CTM/CTQM  PI74FCT646CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT646DTM/DTQM  PI74FCT646DTS/Q             D      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT648TM/TQM    PI74FCT648TS/Q     S/Q      -      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT648ATM/ATQM  PI74FCT648ATS/Q             A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT648CTM/CTQM  PI74FCT648CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT651TM/TQM    PI74FCT651TS/Q     S/Q      -      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT651ATM/ATQM  PI74FCT651ATS/Q             A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT651CTM/CTQM  PI74FCT651CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT652TM/TQM    PI74FCT652TS/Q     S/Q      -      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT652ATM/ATQM  PI74FCT652ATS/Q             A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT652CTM/CTQM  PI74FCT652CTS/Q             C      [*]                                   S0IC=1K, QS0P=3K
                 CD74FCT652DTM/DTQM  PI74FCT652DTS/Q             D      [*]                                   S0IC=1K, QSOP=3K

5V/ FCT/24 PIN   CD74FCT821ATM/ATQM  PI74FCT821ATS/Q    S/Q      A      [*]                                   S0IC=lK, QSOP=3K
                 CD74FCT821BTM/BTQM  PI74FCT821BTS/Q             B      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT821CTM/CTQM  PI74FCT821CTS/Q             C      [*]                                   S0IC=lK, QSOP=3K

                 CD74FCT823ATM/ATQM  PI74FCT823ATS/Q    S/Q      A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT823BTM/BTQM  PI74FCT823BTS/Q             B      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT823CTM/CTQM  PI74FCT823CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT825ATM/ATQM  PI74FCT825ATS/Q    S/Q      A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT825BTM/BTQM  PI74FCT825BTS/Q             B      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT825CTM/CTQM  PI74FCT825CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT827ATM/ATQM  PI74FCT827ATS/Q    S/Q      A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT827BTM/BTQM  PI74FCT827BTS/Q             B      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT827CTM/CTQM  PI74FCT827CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K

                 CD74FCT828ATM/ATQM  PI74FCT828ATS/Q    S/Q      A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT828BTM/BTQM  PI74FCT828BTS/Q             B      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT828CTM/CTQM  PI74FCT82SCTS/Q             C      [*]                                   S0IC=lK, QSOP=3K

                 CD74FCT841ATM/ATQM  PI74FCT841ATS/Q    S/Q      A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT841BTM/BTQM  PI74FCT841BTS/Q             B      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT841CTM/CTQM  PI74FCT841CTS/Q             C      [*]                                   SOIC=1K, QSOP=3K

                 CD74FCT843ATM/ATQM  PI74FCT843ATS/Q    S/Q      A      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT843BTM/BTQM  PI74FCT843BTS/Q             B      [*]                                   S0IC=1K, QSOP=3K
                 CD74FCT843CTM/CTQM  PI74FCT843CTS/Q             C      [*]                                   S0IC=1K, QSOP=3K

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX A11-1

FAMILY                    HARRIS DEVICE          DEVICE         PKG      SPEED      New Price      TAPE & REEL MIN
- ------                    -------------          ------         ---      ----       ---------      ---------------

                       CD74FCT845ATM/ATQM   PI74FCT845ATS/Q     S/Q      A          [*]            S0IC=1K, QSOP=3K
                       CD74FCT845BTM/BTQM   PI74FCT845BTS/Q              B          [*]            S0IC=1K, QSOP=3K
                       CD74FCT845CTM/CTQM   PI74FCT845CTS/Q              C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT861ATM/ATQM   PI74FCT861ATS/Q     S/Q      A          [*]            S0IC=1K, QSOP=8K
                       CD74FCT861BTM/BTQM   PI74FCT861BTS/Q              B          [*]            S0IC=1K, QSOP=3K
                       CD74FCT861CTM/CTQM   P174FCT861CTS/Q              C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT863ATM/ATQM   PI74FCT863ATS/Q     S/Q      A          [*]            S0IC 1K, QSOP=3K
                       CD74FCT863BTM/BTQM   PI74FCT863BTS/Q              B          [*]            S0IC 1K, QSOP=3K
                       CD74FCT863CTM/CTQM   PI74FCT863CTS/Q              C          [*]            S0IC 1K, QSOP=3K

                       CD74FCT864ATM/ATQM   PI74FCT864ATS/Q     S/Q      A          [*]            S0IC 1K, QSOP=3K
                       CD74FCT864BTM/BTQM   PI74FCT864BTS/Q              B          [*]            S0IC 1K, QSOP=3K
                       CD74FCT864CTM/CTQM   PI74FCT864CTS/Q              C          [*]            S0IC SK, QSOP=3K

                       CD29FCT52ATM/ATQM    PI29FCT52ATS/Q      S/Q      A          [*]            S0IC 1K, QSOP=3K
                       CD29FCT52BTM/BTQM    PI29FCT52BTS/Q               B          [*]            S0IC 1K, QSOP=3K

                       CD29FCT520ATM/ATQM   PI29FCT520ATS/Q     S/Q      A          [*]            S0IC 1K, QSOP=3K
                       CD29FCT520BTM/BTQM   PI29FCT520BTS/Q              B          [*]            S0IC 1K, QSOP=3K

                       CD29FCT2520TM/TQM    PI29FCT2520TS/Q     S/Q      -          [*]            S0IC 1K, QSOP=3K
                       CD29FCT2520ATM/ATQM  PI29FCT2520ATS/Q             A          [*]            S0IC 1K, QSOP=3K

5V 25 OHM 8-BIT        CD74FCT2151TM/TQM    PI74FCT2151TS/Q     S/Q      -          [*]            S0IC=1K, QSOP=3K
 16-PIN                CD74FCT2151ATM/ATQM  PI74FCT2151ATS/Q             A          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2151CTM/CTQM  PI74FCT2151CTS/Q             C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2151TNM       PI74FCT2151TW        W                  [*]                 W=3K
                       CD74FCT2151ATNM      PI74FCT2151ATW               A          [*]                 W=3K
                       CD74FCT2151CTNM      PI74FCT2151CTW               C          [*]                 W=3K

                       CD74FCT2153TM/TQM    PI74FCT2153TS/Q     S/Q      -          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2I53ATM/ATQM  PI74FCT2153ATS/Q             A          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2153CTM/CTQM  PI74FCT2153CTS/Q             C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2153TNM       PI74FCT2153TW        W       -          [*]                 W=3K
                       CD74FCT2153ATNM      PI74FCT2153ATW               A          [*]                 W=3K
                       CD74FCT2153CTNM      PI74FCT2153CTW               C          [*]                 W=3K

                       CD74FCT2l57TM/TQM    PI74FCT2157TS/Q     S/Q      -          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2157ATM/ATQM  PI74FCT2157ATS/Q             A          [*]            S0IC=lK, QSOP=3K
                       CD74FCT2157CTM/CTQM  PI74FCT2157CTS/Q             C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2157TNM       PI74FCT2157TW        W       -          [*]                 W=3K
                       CD74FCT2157ATNM      PI74FCT2I57ATW               A          [*]                 W=3K
                       CD74FCT2157CTNM      PI74FCT2I57CTW               C          [*]                 W=3K

                       CD74FCT2253TM/TQM    PI74FCT2253TS/Q     S/Q      -          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2253ATM/ATQM  PI74FCT2253ATS/Q             A          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2253CTM/CTQM  PI74FCT2253CTS/Q             C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2253TNM       PI74FCT2253TW        W       -          [*]                 W=3K
                       CD74FCT2253ATNM      PI74FCT2253ATW               A          [*]                 W=3K
                       CD74FCT2253CTNM      PI74FCT2253CTW               C          [*]                 W=3K

                       CD74FCT2257TM/TQM    PI74FCT2257TS/Q     S/Q      -          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2257ATM/ATQM  PI74FCT2257TS/Q              A          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2257CTM/CTQM  PI74FCT2257CTS/Q             C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2257TNM       PI74FCT2257TW        W       -          [*]                 W=3K
                       CD74FCT2257ATNM      PI74FCT2257ATW               A          [*]                 W=3K
                       CD74FCT2257CTNM      PI74FCT2257CTW               C          [*]                 W=3K

20 pin 5v 8-bit        CD74FCT2240TM/TQM    PI74FCT2240TS/Q     S/Q      -          [*]            S0IC=1K, QSOP=3K
 25 OHm                CD74FCT22400ATM/TQM  PI74FCT2240ATS/Q             A          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2240CTM/CTQM  PI74FCT2240CTS/Q             C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2241TM/TQM    PI74FCT2241TS/Q     S/Q      -          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2241ATM/ATQM  PI74FCT2241ATS/Q             A          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2241CTM/CTQM  PI74FCT2241CTS/Q             C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2244TM/TQM    PI74FCT2244TS/Q     S/Q      -          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2244ATM/ATQM  PI74FCT2244ATS/Q             A          [*]            S0IC=lK, QSOP=3K

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX A11-1

FAMILY                    HARRIS DEVICE          DEVICE              PKG      SPEED      New Price      TAPE & REEL MIN
- ------                    -------------          ------              ---      -----      ---------      ---------------
                       CD74FCT2244CTM/CTQM    PI74FCT2244CTS/Q                 C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2245TM/TQM      PI74FCT2245TS/Q        S/Q       -          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2245ATM/ATQM    PI74FCT2245ATS/Q                 A          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2245CTM/CTQM    PI74FCT2245CTS/Q                 C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2273TM/TQM      PI74FCT2273TS/Q        S/Q       -          [*]            S0IC=lK, QSOP=3K
                       CD74FCT2273ATM/ATQM    PI74FCT2273ATS/Q                 A          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2273CTM/CTQM    PI74FCT2273CTS/Q                 C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2373TM/TQM      PI74FCT2373TS/Q        S/Q       -          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2373ATM/ATQM    PI74FCT2373ATS/Q                 A          [*]            S0IC=1K, QSOP=3K
                       CD74FCT2373CTM/CTQM    PI74FCT2373CTS/Q                 C          [*]            S0IC=1K, QSOP=3K

                       CD74FCT2374TM/TQM      PI74FCT2374TS/Q        S/Q      -           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2374ATM/ATQM    PI74FCT2374AS/Q                 A           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2374CTM/CTQM    PI74FCT2374CTS/Q                C           [*]            S0IC=1K, QSOP=3K

                       CD74FCT2541TM/TQM      PI74FCT2541TS/Q        S/Q      -           [*]            S0IC=1K, QSOP=3K
                       CD74FCT254lATM/ATQM    PI74FCT2541ATS/Q                A           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2541CTM/CTQM    PI74FCT2541CTS/Q                C           [*]            S0IC=1K, QSOP=3K

                       CD74FCT2573TM/TQM      PI74FCT2573TS/Q        S/Q      -           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2573ATM/ATQM    PI74FCT2573ATS/Q                A           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2573CTM/CTQM    PI74FCT2573CTS/Q                C           [*]            S0IC=lK, QSOP=3K

                       CD74FCT2574TM/TQM      PI74FCT2574TS/Q        S/Q      -           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2574ATM/ATQM    PI74FCT2574ATS/Q                A           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2574CTM/CTQM    PI74FCT2574CTS/Q                C           [*]            S0IC=1K, QSOP=3K

24-pin 5V 8-bit        CD74FCT2543TM/TQM      PI74FCT2543TS/Q        S/Q      -           [*]            S0IC=1K, QSOP=3K
 251 OHM               CD74FCT2543ATM/ATQM    PI74FCT2543ATS/Q                A           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2543CTM/CTQM    PI74FCT2543CTS/Q                C           [*]            S0IC=1K, QSOP=3K

                       CD74FCT2646TM/TQM      PI74FCT2646TS/Q        S/Q      -           [*]            S0IC=1K, QSOP=3K
                       CT74FCT2646ATM/ATQM    PI74FCT2646ATS/Q                A           [*]            S0IC=lK, QSOP=3K

                       CD74FCT2652TM/TQM      PI74FCT2652TS/Q        S/Q      -           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2652ATM/ATQM    PI74FCT2652ATS/Q                A           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2652CTM/CTQM    PI74FCT2652CTS/Q                C           [*]            S0IC=1K, QSOP=3K

                       CD74FCT2821ATM/ATQM    PI74FCT2821ATS/Q       S/Q      A           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2821BTM/BTQM    PI74FCT2821BTS/Q                B           [*]            S0IC=lK, QSOP=3K

                       CD74FCT2823ATM/ATQM    PI74FCT2823ATS/Q       S/Q      A           [*]            S0IC=lK, QSOP=3K
                       CD74FCT2823BTM/BTQM    PI74FCT2823BTS/Q                B           [*]
                       CD74FCT2823CTM/CTQM    PI74FCT2823CTS/Q                C           [*]

                       CD74FCT2827ATM/ATQM    PI74FCT2827ATS/Q       S/Q      A           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2827BTM/BTQM    PI74FCT2827BTS/Q                B           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2827CTM/CTQM    PI74FCT2827CTS/Q                C           [*]

                       CD74FCT2828ATM/ATQM    PI74FCT2828ATS/Q       S/Q      A           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2828BTM/BTQM    PI74FCT2828BTS/Q                B           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2828CTM/CTQM    PI74FCT2828CTS/Q                C           [*]            S0IC=lK, QSOP=3K

                       CD74FCT2841ATM/ATQM    PI74FCT2841ATS/Q       S/Q      A           [*]            S0IC=lK, QSOP=3K
                       CD74FCT2841BTM/BTQM    PI74FCT2841BTS/Q                B           [*]            S0IC=1K, QSOP=3K
                       CD74FCT2841CTM/CTQM    PI74FCT2841CTS/Q                C           [*]            S0IC=1K, QSOP=3K

5V 16-BIT LOGIC
 48-PIN                CD74FCT16240/2240TMT   PI74FCT16240/2Z40TA    A        -           [*]               TSSOP = 1500
                       CD74FCT16240/2240ATMT  PI74FCT1624012240ATA            A           [*]               TSSOP = 1500
                       CD74FCT16240/2240CTMT  PI74FCT16240/2240CTA            C           [*]               TSSOP = 1500
                       CD74FCT16240/2240DTMT  PI74FCT16240/2240DTA            D           [*]               TSSOP = 1500
                       CD74FCT16240/2240ETMT  PI74FCT1624012240ETA            E           [*]               TSSOP = 1500

                       CD74FCT16240/2240TSM   PI74FCT16240/2240TV    V        -           [*]                SSOP = 1000
                       CD74FCT16240/2240ATSM  PI74FCT16240/2240ATV            A           [*]                SSOP = 1000
                       CD74FCT16240/2240CTSM  PI74FCT16240/2240CTV            C           [*]                SSOP = 1000
                       CD74FCT16240/2240DTSM  PI74FCT16240/2240DTV            D           [*]                SSOP = 1000
                       CD74FCT16240/2240ETSM  PI74FCT16240/2240ETV            E           [*]                SSOP = 1000

                       CD74FCT16244/2244TMT   PI74FCT16244/2244TA    A        -           [*]               TSSOP = 1500
                       CD74FCT16244/2244ATMT  PI74FCT16244/2244ATA            A           [*]               TSSOP = 1500
                       CD74FCT16244/2244CTMT  PI74FCT16244/2244CTA            C           [*]               TSSOP = 1500
                       CD74FCT16244/2244DTMT  PI74FCT16244/2244DTA   D        D           [*]               TSSOP = 1500

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX A11-1

FAMILY                         HARRIS DEVICE               DEVICE          PKG       SPEED      New Price          TAPE & REEL MIN
- ------                         -------------               ------          ---       -----      ---------          ---------------
                       CD74FCT16244/2244ETMT    PI74FCT16244/2244ETA                  E         [*]                   TSSOP= 1500

                       CD74FCT16244/2244TSM     PI74FCT16244/2244TV         V         -         [*]                   SSOP = 1000
                       CD74FCT16244/2244ATSM    PI74FCT16244*/2244ATV                 A         [*]FCT16244ATV only   SSOP = 1000
                       CD74FCT16244/2244CTSM    PI74FCT16244/2244CTV                  C         [*]                   SSOP = 1000
                       CD74FCT16244/2244DTSM    PI74FCT16244/2244DTV                  D         [*]                   SSOP = 1000
                       CD74FCT16244/2244ETSM    PI74FCT16244/2244ETY                  E         [*]                   SSOP = 1000

                       CD74FCT16245/2245TMT     PI74FCT16245/2245TA         A         -         [*]                  TSSOP = 1500
                       CD74FCT16245/2245ATMT    PI74FCT16245/2245ATA*                 A         [*]FCT162245ATA only TSSOP = 1500
                       CD74FCT16245/2245CTMT    PI74FCT16245/2245CTA                  C         [*]                  TSSOP = 1500
                       CD74FCT16245/2245DTMT    PI74FCT16245/Z245DTA                  D         [*]                  TSSOP = 1500
                       CD74FCT16245/2245ETMT    PI74FCT16245/2245ETA                  E         [*]                  TSSOP = 1500

                       CD74FCT16245/2245TSM     PI74FCT16245/2245TV         V         -         [*]                   SSOP = 1000
                       CD74FCT16245/2245ATSM    PI74FCT16245/2245ATV                  A         [*]                   SSOP = 1000
                       CD74FCT16245/2245CTSM    PI74FCT16245/2245CTV*                 C         [*]FCT162245CTV only  SSOP = 1000
                       CD74FCT16245/2245DTSM    PI74FCT16245/2245DTV                  D         [*]                   SSOP = 1000
                       CD74FCT16245/2245ETSM    PI74FCT16245/2245ETV                  E         [*]                   SSOP = 1000

                       CD74FCT16373/2373TMT     PI74FCT16373/2373TA         A         -         [*]                  TSSOP = 1500
                       CD74FCT16373/2373ATMT    PI74FCT16373/2373ATA                  A         [*]                  TSSOP = 1500
                       CD74FCT16373/2373CTMT    PI74FCT16373/2373CTA                  C         [*]                  TSSOP = 1500
                       CD74FCT16373/2373DTMT    PI74FCT16373/2373DTA                  D         [*]                  TSSOP = 1500
                       CD74FCT16373/2373ETMT    PI74FCT16373/2373ETA                  E         [*]                  TSSOP = 1500

                       CD74FCT16373/2373TSM     PI74FCT16373/2373TV         V         -         [*]                   SSOP = 1000
                       CD74FCT16373/2373ATSM    PI74FCT16373/2373ATV*                 A         [*]FCT162373ATV only  SSOP = 1000
                       CD74FCT16373/2373CTSM    PI74FCT16373/2373CTV                  C         [*]                   SSOP = 1000
                       CD74FCT16373/2373DTSM    PI74FCT16373/2373DTV                  D         [*]                   SSOP = 1000
                       CD74FCT16373/2373ETSM    PI74FCT16373/2373ETV                  E         [*]                   SSOP = 1000

                       CD74FCT16374/2374TMT     PI74FCT16374/2874TA         A         -         [*]                  TSSOP = 1500
                       CD74FCT16374/2374ATMT    PI74FCT16374*/2374ATA                 A         [*]FCT16374ATA only  TSSOP = 1500
                       CD74FCT16374/2374CTMT    PI74FCT16374/2374CTA                  C         [*]                  TSSOP = 1500
                       CD74FCT16374/2374DTMT    PI74FCT16374/2374DTA                  D         [*]                  TSSOP = 1500
                       CD74FCT16374/2374ETMT    PI74FCT16374/2374ETA                  E         [*]                  TSSOP = 1500

                       CD74FCT16374/2374TSM     PI74FCT16374/2374TV         V         -         [*]                   SSOP = 1000
                       CD74FCT16374/2374ATSM    PI74FCT16374/2374ATV*                 A         [*]FCT162374AVT only  SSOP = 1000
                       CD74FCT16374/2374CTSM    PI74FCT16374/2374CTV                  C         [*]                   SSOP = 1000
                       CD74FCT16374/2374DTSM    PI74FCT16374/2374DTV                  D         [*]                   SSOP = 1000
                       CD74FCT16374/2374ETSM    PI74FCT16374/2374FTV                  E         [*]                   SSOP = 1000

                       CD74FCT16540/2540TMT     PI74FCT16540/2540TA         A         -         [*]                  TSSOP = 1500
                       CD74FCT16540/2540ATMT    PI74FCT16540/2540ATA                  A         [*]                  TSSOP = 1500
                       CD74FCT16540/2540CTMT    PI74FCT16540/2540CTA                  C         [*]                  TSSOP = 1500
 D & E Speed not       CD74FCT162540DTMT        PI74FCT262540DTA                      D         [*]                  TSSOP = 1500
available in high      CD74FCT162540ETMT        PI74FCT262540ETA                      E         [*]                  TSSOP = 1500
      drive
                       CD74FCT16540/2540TSM     PI74FCT16540/2540TV         V         -         [*]                   SSOP = 1000
                       CD74FCT16540/2540ATSM    PI74FCT16540/2540ATV                  A         [*]                   SSOP = 1000
                       CD74FCT16540/2540CTSM    PI74FCT16540/2540CTV                  C         [*]                   SSOP = 1000
D & E Speed not        CD74FCT162540DTSM        PI74FCT16254ODTV                      D         [*]                   SSOP = 1000
Available in high      CD74FCT162540ETSM        PI74FCT16254OETV                      E         [*]                   SSOP = 1000
     drive
5V 16-BIT LOGIC        CD74FCT16541/2541TMT     PI74FCT16541/2541TA         A         -         [*]                  TSSOP = 1500
   48-PIN              CD74FCT16541/2541ATMT    PI74FCTI6541/2541ATA                  A         [*]                  TSSOP = 1500
                       CD74FCT16541/2541CTMT    PI74FCT16541/2541CTA                  C         [*]                  TSSOP = 1500
                       CD74FCT16541/2541DTMT    PI74FCTO6541/2541DTA                  D         [*]                  TSSOP = 1500
                       CD74FCT16541/2541ETMT    PI74FCTO6541/2541ETA                  E         [*]                  TSSOP = 1500

                       CD74FCT16541/2541TSM     PI74FCT16541/2541TV         V         -         [*]                   SSOP = 1000
                       CD74FCT16541/2541ATSM    PI74FCT16541/2541ATV                  A         [*]                   SSOP = 1000
                       CD74FCT16541/2541CTSM    PI74FCT16541/2541CTV                  C         [*]                   SSOP = 1000
                       CD74FCT16541/2541DTSM    PI74FCT16541/2541DTV                  D         [*]                   SSOP = 1000
                       CD74FCT16541/2541ETSM    PI74FCT16541/2541ETV                  E         [*]                   SSOP = 1000

5V 16-BIT LOGIC        CD74FCT16500/2500ATMT    PI74FCTI6500/2500ATA        A         A         [*]                  TSSOP = 1500
 56-PIN                CD74FCT16500/2500CTMT    PI74FCT16500/2500CTA                  C         [*]                  TSSOP = 1500
                       CD74FCT16500DTMT         PI74FCT16500DTA                       D         [*]

                       CD74FCT16500/2500ATSM    PI74FCT16500/2500ATV        V         A         [*]                   SSOP = 1000
                       CD74FCT16500/2500CTSM    PI74FCT16500/2500CTV                  C         [*]                   SSOP = 1000
                       CD74FCT16500DTSM         PI74FCT16500DTV                                 [*]

                       CD74FCT16501/2501ATMT    PI74FCT16501/2501ATA        A         A         [*]                  TSSOP = 1500

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX A11-1

FAMILY                 HARRIS DEVICE             DEVICE               PKG          SPEED      New Price          TAPE & REEL  MIN
- ------                 -------------            -------               ----         -----      ----------         ---------------

                   CD74FCT16501/2501CTMT     PI74FCT16501/2501CTA                     C        [*]                TSSOP = 1500
                   CD74FCT16501/2501DTMT     PI74FCT16501/2501DTA                     D        [*]                TSSOP = 1500
                   CD74FCT16501/2501ETMT     PI74FCT16501/2501ETA                     E        [*]                TSSOP = 1500

                   CD74FCT16501/2501ATSM     PI74FCT16501/2501ATV       V             A        [*]                 SSOP = 1000
                   CD74FCT16501/2501CTSM     PI74FCT16501/2501CTV                     C        [*]                 SSOP = 1000
                   CD74FCT16501/2501DTSM     PI74FCT16501/2501DTV                     D        [*]                 SSOP = 1000
                   CD74FCT16501/2501ETSM     PI74FCT16501/2501ETV                     E        [*]                 SSOP = 1000

                   CD74FCT16511/2511TMT      PI74FCT16511/2511TA        A             -        [*]                TSSOP = 1500
                   CD74FCT16511ATMT          PI74FCT162511ATA                         A        [*]                TSSOP = 1500

                   CD74FCT16511/2511TSM      PI74FCT16511/2511TV        V             -        [*]                 SSOP = 1000
                   CD74FCT162511ATSM         PI74FCT162511ATV                         A        [*]                 SSOP = 1000

                   CD74FCT16543/2543TMT      PI74FCT16543/2543TA        A             -        [*]                TSSOP = 1500
                   CD74FCT16543/2543ATMT     PI74FCT16543/2543ATA                     A        [*]                TSSOP = 1500
                   CD74FCT16543/2543CTMT     PI74FCT16543/2543CTA                     C        [*]                TSSOP = 1500
                   CD74FCT16543/2543DTMT     PI74FCT16543/2543DTA                     D        [*]                TSSOP = 1500
                   CD74FCT16543/2543ETMT     PI74FCT16543/2543ETA                     E        [*]                TSSOP = 1500

                   CD74FCT16543/2543TSM      PI74FCT16543/2543TV        V             -        [*]                 SSOP = 1000
                   CD74FCT16543/2543ATSM     PI74FCT16543/2543ATV                     A        [*]                 SSOP = 1000
                   CD74FCT16543/2543CTSM     PI74FCT16543/2543CTV                     C        [*]                 SSOP = 1000
                   CD74FCT16543/2543DTSM     PI74FCT16543/2543DTV                     D        [*]                 SSOP = 1000
                   CD74FCT16543/2543ETSM     PI74FCT16543/2543ETV                     E        [*]                 SSOP = 1000

                   CD74FCT16646/2646TMT      PI74FCT16646/2646TA        A             -        [*]                TSSOP = 1500
                   CD74FCT16646/2646ATMT     PI74FCT16646/2646ATA                     A        [*]                TSSOP = 1500
                   CD74FCT16646/2646CTMT     PI74FCT16646/2646CTA                     C        [*]                TSSOP = 1500
                   CD74FCT16646/2646DTMT     PI74FCT16646/2646DTA                     D        [*]                TSSOP = 1500
                   CD74FCT16646/2646ETMT     PI74FCT16646/2646ETA                     E        [*]                TSSOP = 1500

                   CD74FCT16646/2646TSM      PI74FCT16646/2646TV        V             -        [*]                 SSOP = 1000
                   CD74FCT16646/2646ATSM     PI74FCT16646/2646ATV                     A        [*]                 SSOP = 1000
                   CD74FCT16646/2646CTSM     PI74FCT16646/2646CTV                     C        [*]                 SSOP = 1000
                   CD74FCT16646/2646DTSM     PI74FCT16646/2646DTV                     D        [*]                 SSOP = 1000
                   CD74FCT16646/2646ETSM     PI74FCT16646/2646ETV                     E        [*]                 SSOP = 1000

                   CD74FCT16652/2652TMT      PI74FCT16652/2652TA        A             -        [*]                TSSOP = 1500
                   CD74FCT16652/2652ATMT     PI74FCT16652/2652ATA                     A        [*]                TSSOP = 1500
                   CD74FCT16652/2652CTMT     PI74FCT16652/2652CTA                     A        [*]
                   CD74FCT16652DTMT          PI74FCT16652DTA                          C        [*]                TSSOP = 1500

5V 16-BIT LOGIC    CD74FCT16652/2652TSM      PI74FCT16652/2652TV        V             -        [*]                 SSOP = 1000
 56-PIN            CD74FCT16652/2652ATSM     PI74FCT16652/2652ATV                     A        [*]                 SSOP = 1000
                   CD74FCT16652/2652CTSM     PI74FCT16652/2652CTV                     C        [*]                 SSOP = 1000
                   CD74FCTI6652DTSM          PI74FCT16652DTV                          D        [*]                 SSOP = 1000
                                                                                                                   SSOP = 1000

                   CD74FCT16823/2823ATMT     PI74FCT16823/2823ATA       A             A        [*]                TSSOP = 1500
                   CD74FCT16823/2823BTMT     PI74FCT16823/2823BTA                     B        [*]                TSSOP = 1500
                   CD74FCT16823/2823CTMT     PI74FCT16823/2823CTA                     C        [*]                TSSOP = 1500
                   CD74FCT16828/2823DTMT     PI74FCT16823/2823DTA                     D        [*]                TSSOP = 1500
                   CD74FCT16823/2823ETMT     PI74FCT16823/2823ETA                     E        [*]

                   CD74FCT16823/2823ATSM     PI74FCT16823/2823ATV       V             A        [*]                 SSOP = 1000
                   CD74FCT16823/2823BTSM     PI74FCT16823/2823BTV                     B        [*]                 SSOP = 1000
                   CD74FCT16823/2823CTSM     PI74FCT16823/2823CTV                     C        [*]                 SSOP = 1000
                   CD74FCT16823/2823DTSM     PI74FCT16823/2823DTV                     D        [*]                 SSOP = 1000
                   CD74FCT16523/2823ETSM     PI74FCT16823/2823ETV                     E        [*]                 SSOP = 1000

                   CD74FCT16827/2827ATMT     PI74FCT16827/2827ATA       A             A        [*]                TSSOP = 1500
                   CD74FCT16827/2827BTMT     PI74FCT16827/2827BTA                     B        [*]                TSSOP = 1500
                   CD74FCT16827/2827CTMT     PI74FCT16827/2827CTA                     C        [*]                TSSOP = 1500
                   CD74FCT16827/2827DTMT     PI74FCT16827/2827DTA                     D        [*]                TSSOP = 1500
                   CD74FCT16827/2827ETMT     PI74FCT16827/2827ETA                     E        [*]                TSSOP = 1500

                   CD74FCT16827/2827ATSM     PI74FCT16827/2827ATV       V             A        [*]                 SSOP = 1000
                   CD74FCT16827/2827BTSM     PI74FCT16827/2827BTV                     B        [*]                 SSOP = 1000
                   CD74FCT16827/2827CT5M     PI74FCT16827/2827CTV                     C        [*]                 SSOP = 1000
                   CD74FCT16827/2827DTSM     PI74FCT16827/2827DTV                     D        [*]                 SSOP = 1000
                   CD74FCT16827/2827ETSM     PI74FCT16827/2827ETV                     E        [*]                 SSOP = 1000

                   CD74FCT16841/2841ATMT     PI74FCT16841/2541ATA       A             A        [*]                TSSOP = 1500
                   CD74FCT16841/2841BTMT     PI74FCT16841/2841BTA                     B        [*]                TSSOP = 1500
                   CD74FCT16841/2841CTMT     PI74FCT16841/2541CTA                     C        [*]                TSSOP = 1500

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX All-1


FAMILY                      HARRIS DEVICE              DEVICE                PKG  SPEED  New Price  TAPE & REEL MIN
- ------                      -------------              ------                ---  -----  ---------  ---------------
                        CD74FCT16841/2841DTMT   PI74FCT16841/2841DTA              D      [*]        TSSOP = 1500
                        CD74FCT16841/2841ETMT   PI74FCT16841/2841ETA              E      [*]        TSSOP = 1500

                        CD74FCT16841/2841ATSM   PI74FCT16841/2841ATV         V    A      [*]        SSOP  = 1000
                        CD74FCT16841/2841BTSM   PI74FCT16841/2841BTV              B      [*]        SSOP  = 1000
                        CD74FCT16841/2841CTSM   PI74FCT16841/2841CTV              C      [*]        SSOP  = 1000
                        CD74FCT16841/2841DTSM   PI74FCT16841/2841DTV              D      [*]        SSOP  = 1000
                        CD74FCT16841/2841ETSM   PI74FCT16841/2841ETV              E      [*]        SSOP  = 1000

                        CD74FCT16952/2952TMT    PI74FCT16952/2952TA          A    A      [*]        TSSOP = 1500
                        CD74FCT16952/2952ATMT   PI74FCT16952/2952ATA              B      [*]        TSSOP = 1500
                        CD74FCT16952/29512CTMT  PI74FCT16952/2952CTA              C      [*]        TSSOP = 1500
                        CD74FCT16952/2952DTMT   PI74FCT16952/2952DTA              D      [*]        TSSOP = 1500
                        CD74FCT16952/2952ETMT   PI74FCT16952/2952ETA              E      [*]        TSSOP = 1500

 5V 16-BIT LOGIC        CD74FCT16952/2952TSM    PI74FCT16952/2952TV          V    A      [*]        SSOP  = 1000
   56-PIN               CD74FCT16952/2952ATSM   PI74FCT16952/2952ATV              B      [*]        SSOP  = 1000
                        CD74FCT16952/2952CTSM   PI74FCT16952/2952CTV              C      [*]        SSOP  = 1000
                        CD74FCT16952/2952DTSM   PI74FCT16952/2952DTV              D      [*]        SSOP  = 1000
                        CD74FCT16952/29522ETSM  PI74FCT16952/2952ETV              E      [*]        SSOP  = 1000

5V 16-BIT W/BUS HOLD    CD74FCT162H240TMT       PI74FCT162H240TA             A    -      [*]
                        CD74FCT162H240ATMT      PI74FCT162H240ATA                 A      [*]
                        CD74FCT162H240CTMT      PI74FCT162H240CTA                 C      [*]
                        CD74FCT162H240DTMT      PI74FCT162H240DTA                 D      [*]
                        CD74FCT162H240ETMT      PI74FCT162H240ETA                 E      [*]
   48-PIN
                        CD74FCT162H240TSM       PI74FCT162H240TV             V    -      [*]
                        CD74FCT162H240ATSM      PI74FCT162H240ATV                 A      [*]
                        CD74FCT162H240CTSM      PI74FCT162H240CTV                 C      [*]
                        CD74FCT162H240DTSM      PI74FCT162H240DTV                 D      [*]
                        CD74FCT162H240ETSM      PI74FCT162H240ETV                 E      [*]

                        CD74FCT162H244TMT       PI74FCT162H244TA             A    -      [*]
                        CD74FCT162H244ATMT      PI74FCT162H244ATA                 A      [*]
                        CD74FCT162H244CTMT      PI74FCT162H244CTA                 C      [*]
                        CD74FCT162H244DTMT      PI74FCT162H244DTA                 D      [*]
                        CD74FCT162H244ETMT      PI74FCT162H244ETA                 E      [*]

                        CD74FCT162H244TSM       PI74FCT162H244TV             V    -      [*]
                        CD74FCT162H244ATSM      PI74FCT162H244ATV                 A      [*]
                        CD74FCT162H244CTSM      PI74FCT162H244CTV                 C      [*]
                        CD74FCT162H244DTSM      PI74FCT162H244DTV                 D      [*]
                        CD74FCT162H244ETSM      PI74FCT162H244ETV                 E      [*]

                        CD74FCT162H245TMT       P74FCT162H245TA             A    -       [*]
                        CD74FCT162H245ATMT      PI74FCT162H245ATA                 A      [*]
                        CD74FCT162H245CTMT      PI74FCT162H245CTA                 C      [*]
                        CD74FCT162H245DTMT      PI74FCT162H245DTA                 D      [*]
                        CD74FCT162H245ETMT      PI74FCT162H245ETA                 E      [*]

                        CD74FCT162H245TSM       PI74FCT162H245TV             V    -      [*]
                        CD74FCT162H245ATSM      PI74FCT162H245ATV                 A      [*]
                        CD74FCT162H245CTSM      PI74FCT162H245CTV                 C      [*]
                        CD74FCT162H245DTSM      PI74FCT162H245DTV                 D      [*]
                        CD74FCT162H245ETSM      PI74FCT162H245ETV                 E      [*]

                        CD74FCT162H373TMT       PI74FCT162H373TA             A    -      [*]
                        CD74FCT162H373ATMT      PI74FCT162H373ATA                 A      [*]
                        CD74FCT162H373CTMT      PI74FCT162H373CTA                 C      [*]
                        CD74FCT162H373DTMT      PI74FCT162H373DTA                 D      [*]
                        CD74FCT162H373ETMT      PI74FCT162H373ETA                 E      [*]

                        CD74FCT162H373TSM       PI74FCT162H373TV             V    -      [*]
                        CD74FCT162H373ATSM      PI74FCT162H373ATV                 A      [*]
                        CD74FCT162H373CTSM      PI74FCT162H373CTV                 C      [*]
                        CD74FCT162H373DTSM      PI74FCT162H373DTV                 D      [*]
                        CD74FCT162H373ETSM      PI74FCT162H373ETV                 E      [*]

                        CD74FCT162H374TMT       PI74FCT162H374TA             A    -      [*]
                        CD74FCT162H374ATMT      PI74FCT162H374ATA                 A      [*]
                        CD74FCT162H374CTMT      PI74FCT162H374CTA                 C      [*]
                        CD74FCT162H374DTMT      PI74FCT162H374DTA                 D      [*]
                        CD74FCT162H374ETMT      PI74FCT162H374ETA                 E      [*]

                        CD74FCT162H374TSM       PI74FCT162H374TV             V    -      [*]
                        CD74FCT162H374TSM       PI74FCT162H374ATV                 A      [*]

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX All-1

FAMILY       HARRIS DEVICE           DEVICE                PKG  SPFFD  New Price  TAPE & REEL MIN
- ------       -------------           ------                ---  -----  ---------  ---------------
          CD74FCT162H374CTSM   PI74FCT162H374CTV                C      [*]
          CD74FCT162H374DTSM   PI74FCT162H374DTV                D      [*]
          CD74FCT162H374ETSM   PI74FCT162H374ETV                E      [*]

          CD74FCT162H501TMT    PI74FCT162H501TA            A    -      [*]
          CD74FCT162H501ATMT   PI74FCT162H501ATA                A      [*]
          CD74FCT162H501CTMT   PI74FCT162H501CTA                C      [*]
          CD74FCT162H501DTMT   PI74FCT162H501DTA                D      [*]
          CD74FCT162H501ETMT   PI74FCT162H501ETA                E      [*]

          CD74FCT162H501TSM    PI74FCT162H501TV            V    -      [*]
          CD74FCT162H501ATSM   PI74FCT162H501ATV                A      [*]
          CD74FCT162H501CTSM   PI74FCT162H501CTV                C      [*]
          CD74FCT162H501DTSM   PI74FCT162H501DTV                D      [*]
          CD74FCT162H501ETSM   PI74FCT162H501ETV                E      [*]

          CD74FCT162H540TMT    PI74FCT162H540TA            A    -      [*]
          CD74FCT162H540ATMT   PI74FCT162H540ATA                A      [*]
          CD74FCT162H540CTMT   PI74FCT162H540CTA                C      [*]
          CD74FCT162H540DTMT   PI74FCT162H540DTA                D      [*]
          CD74FCT162H540ETMT   PI74FCT162H540ETA                E      [*]

          CD74FCT162H540TSM    PI74FCT162H540TV            V    -      [*]
          CD74FCT162H540ATSM   PI74FCT162H540ATV                A      [*]
          CD74FCT162H540CTSM   PI74FCT162H540CTV                C      [*]
          CD74FCT162H540DTSM   PI74FCT162H540DTV                D      [*]
          CD74FCT162H540ETSM   PI74FCT162H540ETV                E      [*]

          CD74FCT162H541TMT    PI74FCT162H541TA            A    -      [*]
          CD74FCT162H541ATMT   PI74FCT162H541ATA                A      [*]
          CD74FCT162H541CTMT   PI74FCT162H541CTA                C      [*]
          CD74FCT162H541DTMT   PI74FCT162H541DTA                D      [*]
          CD74FCT162H541ETMT   PI74FCT162H541ETA                E      [*]

          CD74FCT162H541TSM    PI74FCT162H541TV            V    -      [*]
          CD74FCT162H541ATSM   PI74FCT162H541ATV                A      [*]
          CD74FCT162H541CTSM   PI74FCT162H541CTV                C      [*]
          CDT4FCT162H541DTSM   PI74FCT162H541DTV                D      [*]
          CD74FCT162H541ETSM   PI74FCT162H541ETV                E      [*]

          CD74FCT162H543TMT    PI74FCT162H543TA            A    -      [*]
          CD74FCT162H543ATMT   PI74FCT162H543ATA                A      [*]
          CD74FCT162H543CTMT   PI74FCT162H543CTA                C      [*]
          CD74FCT162H543DTMT   PI74FCT162H543DTA                D      [*]
          CD74FCT162H543ETMT   PI74FCT162H543ETA                E      [*]

          CD74FCT162H543TSM    PI74FCT162H543TV            V    -      [*]
          CD74FCT162H543ATSM    PI74FCT162HS43ATV               A      [*]
          CD74FCT162H543CTSM   PI74FCT162H543CTV                C      [*]
          CD74FCT162H543DTSM   PI74FCT162H543DTV                D      [*]
          CD74FCT162H543ETSM   PI74FCT162HS43ETV                E      [*]

          CD74FCT162H646TMT    PI74FCT162H646TA            A    -      [*]
          CD74FCT162H646ATMT   PI74FCT162H646ATA                A      [*]
          CD74FCT162H646CTMT   PI74FCT162H646CTA                C      [*]
          CD74FCT162H646DTMT   PI74FCT162H646DTA                D      [*]
          CD74FCT162H646ETMT   PI74FCT162H646ETA                E      [*]

          CD74FCT162H646TSM    PI74FCT162H646TV            V    -      [*]
          CD74FCT162H646ATSM   PI74FCT162H646ATV                A      [*]
          CD74FCT162H646CTSM   PI74FCT162H646CTV                C      [*]
          CD74FCT162H646DTSM   PI74FCT162H646DTV                D      [*]
          CD74FCT162H245ETSM   PI74FCT162H646ETV                E      [*]

          CD74FCT162H823ATMT   PI74FCT162H823ATA           A    A      [*]
          CD74FCT162H823BTMT   PI74FCT162H823BTA                B      [*]
          CD74FCT162H823CTMT   PI74FCT162H823CTA                C      [*]
          CD74FCT162H823DTMT   PI74FCT162H823DTA                D      [*]
          CD74FCT162H823ETMT   PI74FCT162H823ETA                E      [*]

          CD74FGT162H823ATSM   PI74FCT162H823ATV           V    A      [*]
          CD74FCT162H823BTSM   PI74FCT162H823BTV                B      [*]
          CD74FCT162H823CTSM   PI74FCT162H823CTV                C      [*]
          CD74FCT162H823DTSM   PI74FCT162H823DTV                D      [*]
          CD74FCT162H823ETSM   PI74FCT162H823ETV                E      [*]

          CD74FCT162HB27ATMT   PI74FCT162H827ATA           A    A      [*]

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX All-1

FAMILY                HARRIS DEVICE          DEVICE                    PKG  SPEED  New Price  TAPE & REEL MIN
- ------                -------------          ------                    ---  -----  ---------  ---------------
                   CD74FCT162H827BTMT   PI74FCT162H827BTA                   B      [*]
                   CD74FCT162H827CTMT   PI74FCT162H827CTA                   C      [*]
                   CD74FCT162H827DTMT   PI74FCT162H827DTA                   D      [*]
                   CD74FCT162H827ETMT   PI74FCT162H827ETA                   E      [*]

                   CD74FCT162H827ATSM   PI74FCT162H827ATV              V    A      [*]
                   CD74FCT162H827BTSM   PI74FCT162H827BTV                   B      [*]
                   CD74FCT162H827CTSM   PI74FCT162H827CTV                   C      [*]
                   CD74FCT162H827DTSM   PI74FCT162H827DTV                   D      [*]
                   CD74FCT162H827ETSM   PI74FCT162H827ETV                   E      [*]

                   CD74FCT162H952ATMT   PI74FCT162H952ATA              A    A      [*]
                   CD74FCT162H952BTMT   PI74FCT162H952BTA                   B      [*]
                   CD74FCT162H952CTMT   PI74FCT162H952CTA                   C      [*]
                   CD74FCT162H952DTMT   PI74FCT162H952DTA                   D      [*]
                   CD74FCT162H952ETMT   PI74FCT162H952ETA                   E      [*]

                   CD74FCT162H952ATSM   PI74FCT162H952ATV              V    A      [*]
                   CD74FCT162H952BTSM   PI74FCT162H952BTV                   B      [*]
                   CD74FCT162H952CTSM   PI74FCT162H952CTV                   C      [*]
                   CD74FCT162H952DTSM   PI74FCT162H952DTV                   D      [*]
                   CD74FCT162H952ETSM   PI74FCT162H952ETV                   E      [*]

5V 16-BIT QUIET    CD74FCT162Q244TMT    PI74FCT162Q244TA               A    -      [*]        TSSOP =1500
 48-PIN            CD74FCT162Q244ATMT   PI74FCT162Q244ATA                   A      [*]        TSSOP =1500
                   CD74FCT162Q244CTMT   PI74FCT162Q244CTA                   C      [*]        TSSOP =1500
                   CD74FCT162Q244DTMT   PI74FCT162Q244DTA                   D      [*]        TSSOP =1500

                   CD74FCT162Q244TSM    PI74FCT162Q244TV               V    -      [*]        SSOP  =1000
                   CD74FCT162Q244ATSM   PI74FCT162Q244ATV                   A      [*]        SSOP  =1000
                   CD74FCT162Q244CTSM   PI74FCT162Q244CTV                   C      [*]        SSOP  =1000
                   CD74FCT162Q244DTSM   PI74FCT162Q244DTV                   D      [*]        SSOP  =1000

                   CD74FCT162Q245TMT    PI74FCT162Q245TA               A    -      [*]        TSSOP =1500
                   CD74FCT162Q245ATMT   PI74FCT162Q245ATA                   A      [*]        TSSOP =1500
                   CD74FCT162Q245CTMT   PI74FCT162Q245CTA                   C      [*]        TSSOP =1500
                   CD74FCT162Q245DTMT   PI74FCT162Q245DTA                   D      [*]        TSSOP =1500
                   CD74FCT162Q245ETMT   PI74FCT162Q245ETA                   E      [*]        TSSOP =1500

                   CD74FCT162Q245TSM    PI74FCT162Q245TV               V    -      [*]        SSOP  =1000
                   CD74FCT162Q245ATSM   PI74FCT162Q245ATV                   A      [*]        SSOP  =1000
                   CD74FCT162Q245CTSM   PI74FCT162Q245CTV                   C      [*]        SSOP  =1000
                   CD74FCT162Q245DTSM   PI74FCT162Q245DTV                   D      [*]        SSOP  =1000
                   CD74FCT162Q245ETSM   PI74FCT162Q245ETV                   E      [*]        SSOP  =1000

                   CD74FCT162Q373TMT    PI74FCT162Q373TA               A    -      [*]        TSSOP =1500
                   CD74FCT162Q373ATMT   PI74FCT162Q373ATA                   A      [*]        TSSOP =1500
                   CD74FCT162Q373CTMT   PI74FCT162Q373CTA                   C      [*]        TSSOP =1500
                   CD74FCT162Q373DTMT   PI74FCT162Q373DTA                   D      [*]        TSSOP =1500
                   CD74FCT162Q373ETMT   PI74FCT162Q873ETA                   E      [*]        TSSOP =1500

                   CD74FCT162Q373TSM    PI74FCT162Q373TV               V    -      [*]        SSOP  =1000
                   CD74FCT162Q373ATSM   PI74FCT162Q373ATV                   A      [*]        SSOP  =1000
                   CD74FCT162Q373CTSM   PI74FCT162Q373CTV                   C      [*]        SSOP  =1000
                   CD74FCT162Q373DTSM   PI74FCT162Q373DTV                   D      [*]        SSOP  =1000
                   CD74FCT162Q373ETSM   PI74FCT162Q373ETV                   E      [*]        SSOP  =1000

                   CD74FCT162Q374TMT    PI74FCT162Q374TA               A    -      [*]        TSSOP =1500
                   CD74FCT162Q374ATMT   PI74FCT162Q374ATA                   A      [*]        TSSOP =1500
                   CD74FCT162Q374CTMT   PI74FCT162Q374CTA                   C      [*]        TSSOP =1500
                   CD74FCT162Q374DTMT   PI74FCT162Q374DTA                   D      [*]        TSSOP =1500
                   CD74FCT162Q374ETMT   PI74FCT162Q374ETA                   E      [*]        TSSOP =1500

                   CD74FCT162Q374TSM    PI74FCT162Q374TV               V    -      [*]        SSOP  =1000
                   CD74FCT162Q374ATSM   PI74FCT162Q374ATV                   A      [*]        SSOP  =1000
                   CD74FCT162Q374CTSM   PI74FCT162Q374CTV                   C      [*]        SSOP  =1000
                   CD74FCT162Q374DTSM   PI74FCT162Q374DTV                   D      [*]        SSOP  =1000
                   CD74FCT162Q374ETSM   PI74FCT162Q374ETV                   E      [*]        SSOP  =1000

 16-BIT            CD74FCT163240MT      PI74FCT163240A                 A    -      [*]        TSSOP =1500
 3.3V FCT          CD74FCT163240AMT     PI74FCT163240AA                     A      [*]        TSSOP =1500

                   CD74FCT163240SM      PI74FCT163240V                 V    -      [*]        SSOP  =1000
                   CD74FCT163240ASM     PI74FCT163240AV                     A      [*]        SSOP  =1000

                   CD74FCT163244MT      PI74FCT163244A                 A    -      [*]        TSSOP =1500
                   CD74FCT163244AMT     PI74FCT163244AA                     A      [*]        TSSOP =1500

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX All-1

FAMILY                HARRIS DEVICE        DEVICE                 PKG  SPEED  New Price               TAPE & REEL MIN
- ------                -------------        ------                 ---  -----  ---------               ---------------
                    CD74FCT163244CMT   PI74FCT163244CA                 C      [*]                     TSSOP =1500

                    CD74FCT163244SM    PI74FCT163244V             V    -      [*]                     SSOP  =1000
                    CD74FCT163244ASM   PI74FCT163244AV                 A      [*]                     SSOP  =1000
                    CD74FCT163244CSM   PI74FCT163244CV                 C      [*]                     SSOP  =1000

                    CD74FCT163245MT    PI74FCT163245A             A    -      [*]                     TSSOP =1500
                    CD74FCT163245AMT   PI74FCT163245AA                 A      [*]                     TSSOP =1500
                    CD74FCT163245CMT   PI74FCT163245CA                 C      [*]                     TSSOP =1500

                    CD74FCT163245SM    PI74FCT163245V             V    -      [*]                     SSOP  =1000
                    CD74FCT163245ASM   PI74FCT163245AV                 A      [*]                     SSOP  =1000
                    CD74FCT163245CSM   PI74FCT163245CV                 C      [*]                     SSOP  =1000

                    CD74FCT163373MT    PI74FCT163373A             A    -      [*]                     TSSOP =1500
                    CD74FCT163373AMT   PI74FCT163373AA                 A      [*]                     TSSOP =1500
                    CD74FCT163373CMT   PI74FCT163373CA                 C      [*]                     TSSOP =1500

                    CD74FCT163373SM    PI74FCT163373V             V    -      [*]                     TSSOP =1000
                    CD74FCT163373ASM   PI74FCT163373AV                 A      [*]                     TSSOP =1000
                    CD74FCT163873CSM   PI74FCT163373CV                 C      [*]                     TSSOP =1000

                    CD74FCT163374MT    PI74FCT163374A             A    -      [*]                     TSSOP =1500
                    CD74FCT163374AMT   PI74FCT163374AA                 A      [*]                     TSSOP =1500
                    CD74FCT163374CMT   PI74FCT163374CA                 C      [*]                     TSSOP =1500

                    CD74FCT163374SM    PI74FCT163374V             V    -      [*]                     SSOP  =1000
                    CD74FCT163374ASM   PI74FCT163374AV                 A      [*]                     SSOP  =1000
                    CD74FCT163374CSM   PI74FCT163374CV                 C      [*]                     SSOP  =1000

3.3V 16-BIT LPT     CD74LPT16240MT     PI74LPT16240A              A    -      [*]                     TSSOP =1500
 48 PIN             CD74LPT16240AMT    PI74LPT16240AA                  A      [*]                     TSSOP =1500

                    CD74LPT16240SM     PI74LPT16240V              V    -      [*]                     SSOP  =1000
                    CD74LPT16240ASM    PI74LPT16240AV                  A      [*]                     SSOP  =1000

                    CD74LPT16244MT     PI74LPT16244A              A    -      [*]                     TSSOP =1500
                    CD74LPT16244AMT    PI74LPT16244AA                  A      [*]                     TSSOP =1500
                    CD74LPT16244CMT    PI74LPT16244CA                         [*]          NEW

                    CD74LPT16244SM     PI74LPT16244V              V    -      [*]                     SSOP  =1000
                    CD74LPT16244ASM    PI74LPT16244AV                  A      [*]                     SSOP  =1000
                    CD74LPT16244CSM    PI74LPT16244CV                         [*]          NEW

                    CD74LPT16245MT     PI74LPT16245A              A    -      [*]                     TSSOP =1500
                    CD74LPT16245AMT    PI74LPT16245AA                  A      [*]                     TSSOP =1500

3.3V 16-BIT LPT     CD74LPT16245SM     PI74LPT16245V              V    -      [*]                     SSOP  =1000
 48 PIN             CD74LPT16245ASM    PI74LPT16245AV                  A      [*]                     SSOP  =1000

                    CD74LPT16373MT     PI74LPT16373A              A    -      [*]                     TSSOP =1500
                    CD74LPT16373AMT    PI74LPT16373AA                  A      [*]                     TSSOP =1500

                    CD74LPT16373SM     PI74LPT16373V              V    -      [*]                     SSOP  =1000
                    CD74LPT16373ASM    PI74LPT16373AV                  A      [*]                     SSOP  =1000

                    CD74LPT16374MT     PI74LPT16374A              A    -      [*]                     TSSOP =1500
                    CD74LPT16374AMT    PI74LPT16374AA                  A      [*]                     TSSOP =1500

                    CD74LPT16374SM     PI74LPT16374V              V    -      [*]                     SSOP  =1000
                    CD74LPT16374ASM    PI74LPT16374AV                  A      [*]                     SSOP  =1000

3.3V 16-BIT LPT     CD74LPT16501MT     PI74LPT16501A              A    -      [*]                     TSSOP =1500
 56 PIN             CD74LPT16501AMT    PI74LPT16501AA                  A      [*]                     TSSOP =1500
                    CD74LPT16501CMT    PI74LPT16501CA                         [*]          NEW

                    CD74LPT16501SM     PI74LPT16501V              V    -      [*]                     SSOP  =l000
                    CD74LPT16501ASM    PI74LPT16501AV                  A      [*]                     SSOP  =1000
                    CD74LPT16501CSM    PI74LPT16501CV                         [*]          NEW

                    CD74LPT16543MT     PI74LPT16543A              A    -      [*]                     TSSOP =1500
                    CD74LPT16543AMT    PI74LPT16543AA                  A      [*]                     TSSOP =1500
                    CD74LPT16543CMT    PI74LPT16543CA                  C      [*]                     TSSOP =1500

                    CD74LPT16543SM     PI74LPT16543V              V    -      [*]                     SSOP  =1000
                    CD74LPT16543ASM    PI74LPTI6543AV                  A      [*]                     SSOP  =1000
                    CD74LPT16543CSM    PI74LPTI6543CV                  C      [*]                     SSOP  =1000

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             HARRIS APPENDIX All-1

FAMILY               HARRIS DEVICE        DEVICE                  PKG  SPEED  New Price   TAPE & REEL MIN
- ------               -------------        ------                  ---  -----  ---------   ---------------
                   CD74LPT16646MT     PI74LPT16646A               A    -      [*]        TSSOP =1500
                   CD74LPT16646AMT    PI74LPT16646AA                   A      [*]        TSSOP =1500
                   CD74LPT16646CMT    PI74LPT16646CA                   C      [*]

                   CD74LPT16646SM     PI74LPT16646V               V    -      [*]        SSOP  =1000
                   CD74LPT16646ASM    PI74LPT16646AV                   A      [*]        SSOP  =1000
                   CD74LPT16646CSM    PI74LPT16646CV                   C      [*]

                   CD74LPT16652MT     PI74LPT16652A               A    -      [*]        TSSOP =1500
                   CD74LPT16652AMT    PI74LPT16652AA                   A      [*]        TSSOP =1500
                   CD74LPT16652CMT    PI74LPT16652CA                   C      [*]

                   CD74LPT16652SM     PI74LPT16652V               V    -      [*]        SSOP  =1000
                   CD74LPT16652ASM    PI74LPT16652AV                   A      [*]        SSOP  =1000
                   CD74LPT16652CSM    PI74LPT16652CV                   C      [*]

                   CD74LPT16827AMT    PI74LPT16827AA              A    A      [*]        TSSOP =1500
                   CD74LPT16827BMT    PI74LPTI6827BA                   B      [*]        TSSOP =1500
                   CD74LPT16827CMT    PI74LPT16827CA                   C      [*]

                   CD74LPT16827ASM    PI74LPT16827AV              V    A      [*]        SSOP  =1000
                   CD74LPT16827BSM    PI74LPT16827BV                   B      [*]        SSOP  =1000
                   CD74LPT16827CSM    PI74LPT16827CV                   C      [*]

                   CD74LPT16952AMT    PI74LPT16952AA              A    A      [*]        TSSOP =1500
                   CD74LPT16952BMT    PI74LPT16952BA                   B      [*]        TSSOP =1500
                   CD74LPT16952CMT    PI74LPTI6952CA                   C      [*]

                   CD74LPT16952ASM    PI74LPT16952AV              V    A      [*]        SSOP  =1000
                   CD74LPT16952BSM    PI74LPT16952BV                   B      [*]        SSOP  =1000
                   CD74LPT16952CSM    PI74LPT16952CV                   C      [*]

3.3V 8-BIT LPT     CD74LPT241M/QM     PI74LPT241S/Q               S/Q  -      [*]        S0IC=1K, QSOP=3K
 20 PIN            CD74LPT241AM/AQM   PI74LPT241AS/Q                   A      [*]        S0IC=1K, QSOP=3K
                   CD74LPT24ICM/CQM   PI74LPT241CS/Q                   C      [*]        S0IC=1K, QSOP=3K

                   CD74LPT244M/QM     PI74LPT244S/Q               S/Q  -      [*]        S0IC=1K, QSOP=3K
                   CD74LPT244AM/AQM   PI74LPT244AS/Q                   A      [*]        S0IC=1K, QSOP=3K
                   CD74LPT244CM/CQM   PI74LPT244CS/Q                   C      [*]        S0IC=1K, QSOP=3K

                   CD74LPT245M/QM     PI74LPT245S/Q               S/Q  -      [*]        S0IC=1K, QSOP=3K
                   CD74LPT245AM/AQM   PI74LPT245AS/Q                   A      [*]        S0IC=1K, QSOP=3K
                   CD74LPT245CM/CQM   PI74LPT245CS/Q                   C      [*]        S0IC=1K, QSOP=3K

                   CD74LPT373M/QM     PI74LPT373S/Q               S/Q  -      [*]        S0IC=1K, QSOP=3K
                   CD74LPT373AM/AQM   PI74LPT373AS/Q                   A      [*]        S0IC=1K, QSOP=3K
                   CD74LPT373CM/CQM   PI74LPT373CS/Q                   C      [*]        S0IC=1K, QSOP=3K

                   CD74LPT541M/QM     PI74LPT541S/Q               S/Q  -      [*]        S0IC=1K, QSOP=3K
                   CD74LPT541AM/AQM   PI74LPT541AS/Q                   A      [*]        S0IC=1K, QSOP=3K
                   CD74LPT541CM/CQM   PI74LPT541CS/Q                   C      [*]        S0IC=1K, QSOP=3K

                   CD74LPT573M/QM     PI74LPT573S/Q               S/Q  -      [*]        S0IC=1K, QSOP=3K
                   CD74LPT573AM/AQM   PI74LPT573AS/Q                   A      [*]        S0IC=1K, QSOP=3K
                   CD74LPT573CM/CQM   PI74LPT573CS/Q                   C      [*]        S0IC=1K, QSOP=3K

3.3V 8-BIT LPT     CD74LPT543M/QM     PI74LPT543S/Q               S/Q  -      [*]        S0IC=1K, QSOP=3K
 24 PIN            CD74LPT543AM/AQM   PI74LPT543AS/Q                   A      [*]        S0IC=1K, QSOP=3K
                   CD74LPT543CM/CQM   PI74LPT543CS/Q                   C      [*]        S0IC=1K, QSOP=3K

                   CD74LPT646M/QM     PI74LPT646S/Q               S/Q  -      [*]        S0IC=1K, QSOP=3K
                   CD74LPT646AM/AQM   PI74LPT646AS/Q                   A      [*]        S0IC=1K, QSOP=3K
                   CD74LPT646CM/CQM   PI74LPT646CS/Q                   C      [*]        S0IC=1K, QSOP=3K

                   CD74LPT652M/QM     PI74LPT652S/Q               S/Q  -      [*]        S0IC=1K, QSOP=3K
                   CD74LPT652AM/AQM   PI74LPT652AS/Q                   A      [*]        S0IC=1K, QSOP=3K
                   CD74LPT652CM/CQM   PI74LPT652CS/Q                   C      [*]        S0IC=1K, QSOP=3K

                   CD74LPT827AM/AQM   PI74LPT827AS/Q              S/Q  A      [*]        S0IC=1K, QSOP=3K
                   CD74LPT827BM/BQM   PI74LPT827BS/Q                   B      [*]        S0IC=1K, QSOP=3K

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION